UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
April 1, 2022
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Holders.

On Friday, April 1, 2022, the Board of Directors (the “Board”) of Synchrony Financial (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Ms. Kamila Chytil as a director of the Company. A copy of the press release announcing the election of Ms. Chytil is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Ms. Chytil will participate in the same compensation program as each of the Company’s other independent, non-management directors. Under the program, Ms. Chytil will receive annual compensation of $265,000, of which $100,000 will be paid in cash and $165,000 will be paid in Company restricted stock units.

In connection with joining the Board, Ms. Chytil entered into the Company’s standard form of indemnification agreement. The indemnification agreement provides Ms. Chytil with contractual rights to indemnification and expense advancement rights under the Company’s bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement. The form of indemnification agreement was previously filed with the Securities and Exchange Commission on August 1, 2014 as Exhibit 10.89 of Amendment No. 1 to the Company’s Registration Statement on Form S-1 (333-197244).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Number	Description

99.1	Synchrony Financial Press Release dated April 4, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: April 5, 2022	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

99.1	Synchrony Financial Press Release dated April 4, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL